1 May 2, 2007 NicVAX Phase IIb Data High-Level Analysis at Primary End Point * * * * * Exhibit 99.3

Forward Looking Statements
Statements in this presentation that are not strictly historical are forward-looking statements and include statements about our NicVAX ® (Nicotine Conjugate Vaccine) Phase IIb clinical trial data.  You can identify these forward-looking statements because they involve our expectations, beliefs, projections, anticipations or other characterizations of future events or circumstances. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those in the forward-looking statements as a result of any number of factors.  These factors include, but are not limited to, risks relating to our ability to: successfully partner with third parties to fund, develop, manufacture and/or distribute our existing and pipeline products, including NicVAX and our Gram-positive infections products; obtain successful clinical trial results; generate sufficient cash flow from sales of products or from milestone or royalty payments to fund our development and commercialization activities; attract and maintain the human and financial resources to commercialize current products and bring to market products in development; depend upon third parties to manufacture or fill our products; obtain regulatory approval for our products in the U.S. or other markets, including approval of Nabi-
HB Intravenous; realize sales from Nabi-HB due to patient treatment protocols, the number of liver transplants performed in HBV-positive patients and competitive products; achieve market acceptance of our products; expand our sales and marketing capabilities or enter into and maintain arrangements with third parties to market and sell our products; effectively and/or profitability use, or utilize the full capacity of, our vaccine manufacturing facility; manufacture
NicVAX or other products in our own vaccine manufacturing facility; comply with reporting and payment obligations under government rebate and pricing programs; raise additional capital on acceptable terms, or at all; and re-pay our outstanding convertible senior notes when due.
Many of these factors are more fully discussed, as are other factors, in our Annual Report on
Form 10-K for the fiscal year ended December 30, 2006 filed with the Securities and Exchange
Commission on March 15, 2007.

NicVAX Phase IIb Trial Design
•
Double-blind, placebo-controlled dose ranging
study
– 301 heavy smokers
• Average of 24 cigarettes per day, pre-enrollment
• Minimum of 15 cigarettes per day, pre-enrollment
•
Designed to establish "proof-of-concept" and
identify optimal dose and regimen for Phase III
program
•
Incorporates the most current clinical trial
standards and prevailing protocol design
•
Primary endpoint: carbon monoxide (CO)-
confirmed, eight weeks of continuous
abstinence between weeks 19-26

Antibody Dependence of Quit Rate:
Completers’ Analysis
0
5
10
15
20
25
30
35
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26
Weeks
No Quit Quit
Eight-Week
Assessment Period
p=0.03 p=0.02
Difference in antibody levels

8000
4000
2000
0
6000
Difference between median values of each
population is statistically significant; p=0.002
Antibody Dependence of Quit Rate:
ITT Population
50th
25th
25th
75th
75th
50th
No Quit Quit

Analysis of High Antibody Responders
•
Primary endpoint met by high antibody
responders (n=61, top 30% of all antibody
responders)
– Statistically significant 24.6% rate of continuous
abstinence (p=0.04)
– Patients receiving placebo (n=100) – 13.0% rate of
continuous abstinence
•
Quit rate of low antibody responders were
not statistically different to placebo
•
Data trends were vaccine dose-proportional
and antibody level-dependent

Antibody Levels
Quit Rate (%)

NABI
BIOPHARMACEUTICALS

Quit Rate and Antibody Level for High Antibody Cohort
Both Track with Time after Immunization
Weeks After 1
st
Vaccination
Nicotine Antibody Level vs. Quit Rate**
** High antibody responder group
6       12
17
10
30
50
20
40

8
NicVAX Phase IIb
Common Side Effects
•
Most common local reactogenicity events
– Ache
– Tenderness
•
Most common systemic reactogenicity events
– General discomfort/malaise
– Headache
– Muscle aches
•
Events were generally mild to moderate in severity
and resolved quickly
•
Incidence of events did not increase after
subsequent injections
•
No difference between placebo and each of the
NicVAX dose groups